Exhibit 24.01

                                POWER OF ATTORNEY

     Each of the undersigned directors of SCANA Corporation (the "Company"), hereby appoints W. B. Timmerman, K. B. Marsh, H. T. Arthur and each of them severally, his or her true and lawful attorney, or attorneys, each with the power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as a director of the Company and on his or her behalf and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith, with respect to the issuance of up to 5,000,000 shares of such Company's Common Stock pursuant to the SCANA Investor Plus Plan with full power and authority to each of said attorneys to do and perform in the name and on behalf of each of the undersigned directors, or any of them, every act whatsoever necessary or desirable to be done in the premises as fully and to all interests and purposes as he or she might or could do if personally present.



Dated:   November 7, 2003
         Columbia, South Carolina


s/B. L. Amick                                  s/W. H. Hipp
---------------------------                    --------------------------------
B. L. Amick                                    W. H. Hipp
Director                                       Director


s/J. A. Bennett                                s/L. M. Miller
---------------------------                    --------------------------------
J. A. Bennett                                  L. M. Miller
Director                                       Director


s/W. B. Bookhart, Jr.                          s/M. K. Sloan
---------------------------                    --------------------------------
W. B. Bookhart, Jr.                            M. K. Sloan
Director                                       Director


                                               s/H. C. Stowe
---------------------------                    --------------------------------
W. C. Burkhardt                                H. C. Stowe
Director                                       Director


s/E. T. Freeman                                s/W. B. Timmerman
---------------------------                    --------------------------------
E. T. Freeman                                  W. B. Timmerman
Director                                       Director


s/D. M. Hagood                                 s/G. S. York
---------------------------                    --------------------------------
D. M. Hagood                                   G. S. York
Director                                       Director